Exhibit 2.1

Number: BC1284670

CERTIFICATE

OF

CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1284670 B.C. LTD. changed its name to MIDORI GROUP INC. on June 29, 2022 at 12:01 AM Pacific Time.

Issued under my hand at Victoria, British Columbia On June 29, 2022 T.K. SPARKS Registrar of Companies Province of British Columbia Canada
ELECTRONIC CERTIFICATE

Number: BC1284670

CERTIFICATE

OF

INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1284670 B.C. LTD. was incorporated under the Business Corporations Act on January 19, 2021 at 11:35 AM Pacific Time.

Issued under my hand at Victoria, British Columbia On January 19, 2021 CAROL PREST Registrar of Companies Province of British Columbia Canada
ELECTRONIC CERTIFICATE

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Cover Sheet

MIDORI GROUP INC.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	March 3, 2023 03:41 PM Pacific Time
Name of Company:	MIDORI GROUP INC.
Incorporation Number:	BC1284670

This package contains:

●	Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

Page: 1 of 1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT	T.K. SPARKS

This Notice of Articles was issued by the Registrar on: March 3, 2023 03:41 PM Pacific Time

Incorporation Number: BC1284670

Recognition Date and Time: Incorporated on January 19, 2021 11:35 AM Pacific Time

NOTICE OF ARTICLES

Name of Company: MIDORI GROUP INC.

REGISTERED OFFICE INFORMATION

Mailing Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	Delivery Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	Delivery Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

Page: 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name: Lyons, Ken Mailing Address: 3131 DRIFTWOOD DRIVE BURLINGTON ON L7M 3E1 CANADA	Delivery Address: 3131 DRIFTWOOD DRIVE BURLINGTON ON L7M 3E1 CANADA

Last Name, First Name, Middle Name: Leeder, Robert Mailing Address: 181 WYNFORD DRIVE, #2205 TORONTO ON M3C 0C6 CANADA	Delivery Address: 181 WYNFORD DRIVE, #2205 TORONTO ON M3C 0C6 CANADA

Last Name, First Name, Middle Name: Dykun, Christina Mailing Address: 415 L’AMBIANCE DRIVE UNIT C304 LONGBOAT FL 34228 UNITED STATES	Delivery Address: 415 L’AMBIANCE DRIVE UNIT C304 LONGBOAT FL 34228 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page: 2 of 2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT	T.K. SPARKS

This Notice of Articles was issued by the Registrar on: June 29, 2022 12:01 AM Pacific Time

Incorporation Number: BC1284670

Recognition Date and Time: Incorporated on January 19, 2021 11:35 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

MIDORI GROUP INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7	1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7	1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7
CANADA	CANADA

Page: 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Kang, Ravinder

Mailing Address:	Delivery Address:
505 BURRARD STREET	505 BURRARD STREET
1570 ONE BENTALL CENTRE VANCOUVER BC V7X 1M5 CANADA	1570 ONE BENTALL CENTRE VANCOUVER BC V7X 1M5 CANADA

Last Name, First Name, Middle Name:
Lyons, Ken

Mailing Address:	Delivery Address:
3131 DRIFTWOOD DRIVE BURLINGTON ON L7M 3E1 CANADA	3131 DRIFTWOOD DRIVE BURLINGTON ON L7M 3E1 CANADA

Last Name, First Name, Middle Name:
Leeder, Robert

Mailing Address:	Delivery Address:
181 WYNFORD DRIVE, #2205 TORONTO ON M3C 0C6 CANADA	181 WYNFORD DRIVE, #2205 TORONTO ON M3C 0C6 CANADA

Last Name, First Name, Middle Name:
Dykun, Christina

Mailing Address:	Delivery Address:
415 L’AMBIANCE DRIVE UNIT C304	415 L’AMBIANCE DRIVE UNIT C304
LONGBOAT FL 34228 UNITED STATES	LONGBOAT FL 34228 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page: 2 of 2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Cover Sheet

1284670 B.C. LTD.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	January 12, 2022 10:46 AM Pacific Time
Name of Company:	1284670 B.C. LTD.
Incorporation Number:	BC1284670

This package contains:

●	Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

Page: 1 of 1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Articles	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: January 12, 2022 10:46 AM Pacific Time

Incorporation Number: BC1284670

Recognition Date and Time: Incorporated on January 19, 2021 11:35 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

1284670 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7	1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET	1055 WEST GEORGIA STREET
1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7	1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7
CANADA	CANADA

Page: 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Kang, Ravinder

Mailing Address:	Delivery Address:
505 BURRARD STREET	505 BURRARD STREET
1570 ONE BENTALL CENTRE VANCOUVER BC V7X 1M5 CANADA	1570 ONE BENTALL CENTRE VANCOUVER BC V7X 1M5 CANADA

Last Name, First Name, Middle Name:
Lyons, Ken

Mailing Address:	Delivery Address:
3131 DRIFTWOOD DRIVE BURLINGTON ON L7M 3E1 CANADA	3131 DRIFTWOOD DRIVE BURLINGTON ON L7M 3E1 CANADA

Last Name, First Name, Middle Name:
Leeder, Robert

Mailing Address:	Delivery Address:
181 WYNFORD DRIVE, #2205 TORONTO ON M3C 0C6 CANADA	181 WYNFORD DRIVE, #2205 TORONTO ON M3C 0C6 CANADA

Last Name, First Name, Middle Name:
Dykun, Christina

Mailing Address:	Delivery Address:
415 L’AMBIANCE DRIVE UNIT C304	415 L’AMBIANCE DRIVE UNIT C304
LONGBOAT FL 34228 UNITED STATES	LONGBOAT FL 34228 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page : 2 of 2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Cover Sheet

1284670 B.C. LTD.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	October 4, 2021 09:02 AM Pacific Time
Name of Company:	1284670 B.C. LTD.
Incorporation Number:	BC1284670

This package contains:

●	Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

Page : 1 of 1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: October 4, 2021 09:02 AM Pacific Time

Incorporation Number:   BC1284670

Recognition Date and Time: Incorporated on January 19, 2021 11:35 AM Pacific Time

NOTICE OF ARTICLES

Name of Company: 1284670 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	Delivery Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	Delivery Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

Page : 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name: Thakur, Karamveer Singh

Mailing Address: 505 BURRARD STREET SUITE 1570 VANCOUVER BC V7X 1M5 CANADA	Delivery Address: 505 BURRARD STREET SUITE 1570 VANCOUVER BC V7X 1M5 CANADA

Last Name, First Name, Middle Name: Kang, Ravinder

Mailing Address: 1055 WEST HASTINGS STREET SUITE 2250 VANCOUVER BC V6E 2E9 CANADA	Delivery Address: 1055 WEST HASTINGS STREET SUITE 2250 VANCOUVER BC V6E 2E9 CANADA

Last Name, First Name, Middle Name: Patel, Meetul

Mailing Address: 14508 84 AVENUE SURREY BC V3S 0N2 CANADA	Delivery Address: 14508 84 AVENUE SURREY BC V3S 0N2 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page :2 of 2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: January 19, 2021 11:35 AM Pacific Time

Incorporation Number:   BC1284670

Recognition Date and Time: Incorporated on January 19, 2021 11:35 AM Pacific Time

NOTICE OF ARTICLES

Name of Company: 1284670 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	Delivery Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	Delivery Address: 1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

Page : 1 of 2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name: Thakur, Karamveer Singh

Mailing Address: 505 BURRARD STREET SUITE 1570 VANCOUVER BC V7X 1M5 CANADA	Delivery Address: 505 BURRARD STREET SUITE 1570 VANCOUVER BC V7X 1M5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

Page : 2 of 2

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Cover Sheet

1284670 B.C. LTD.

Confirmation of Service

Form Filed:	Incorporation Application
Date and Time of Filing:	January 19, 2021 11:35 AM Pacific Time
Incorporation Effective Date:	The incorporation is to take effect at the time that this application is filed with the Registrar.
Recognition Date and Time:	Incorporated January 19, 2021 11:35 AM Pacific Time
Name of Company:	1284670 B.C. LTD.
Incorporation Number:	BC1284670

A federal Business Number has been assigned to this company as noted below. [IMPORTANT: KEEP THIS FOR YOUR COMPANY RECORDS]

Business Number:	786981860BC0001

For assistance or additional information regarding the Business Number, contact Canada Revenue Agency at 1-800-959-5525 from 8:15 a.m. to 8:00 p.m., Monday through Friday, excluding statutory holidays.

This package contains:

●	Certified Copy of the Incorporation Application

●	Certified Copy of the Notice of Articles

●	Certificate of Incorporation

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

The British Columbia Business Corporations Act requires all incorporated companies to file information such as annual reports, a change of address or a change of directors. For information regarding these filings, review the “Maintaining Your B.C. Company” document at www.bcregistryservices.gov.bc.ca/local/bcreg/documents/forms/reg36.pdf.

For information regarding completion of forms, contact the Corporate Registry at 1 877 526-1526.

Page: 1 of 1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Incorporation Application FORM 1 BUSINESS CORPORATIONS ACT Section 10	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies CAROL PREST

FILING DETAILS:	Incorporation Application for:
1284670 B.C. LTD.

Incorporation Number: BC1284670

Filed Date and Time:	January 19, 202111:35 AM Pacific Time

Recognition Date and Time:	Incorporated on January 19, 2021 11:35 AM Pacific Time

INCORPORATION APPLICATION

Name Reservation Number:	Name Reserved:

N/A	The company is to be incorporated with a name created by adding “B.C. LTD” after the incorporation number.

INCORPORATION EFFECTIVE DATE:

The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Corporation or Firm Name:	Mailing Address:
1055 Corporate Services Ltd.	1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

BC 1284670 Page: 1 of 3

COMPLETING PARTY

Last Name, First Name, Middle Name:	Mailing Address:
Dilag, Regina	1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

Completing Party Statement

I, Regina Dilag, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that:

a)	the Articles and the Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines,

b)	an original signature has been placed on each of those signature lines, and

c)	I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NOTICE OF ARTICLES

Name of Company:

1284670 B.C. LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA	1055 WEST GEORGIA STREET 1500 ROYAL CENTRE, P.O. BOX 11117 VANCOUVER BC V6E 4N7 CANADA

BC 1284670 Page: 2 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Thakur, Karamveer Singh

Mailing Address:	Delivery Address:
505 BURRARD STREET SUITE 1570 VANCOUVER BC V7X 1M5 CANADA	505 BURRARD STREET SUITE 1570 VANCOUVER BC V7X 1M5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

BC 1284670 Page: 3 of 3